                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 17, 1999


                     ADVANTA MORTGAGE CONDUIT SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                  Delaware                                                             23-2723382
                                                       333-77927
(State or Other Jurisdiction of Incorporation)   (Commission File Number)   (I.R.S. Employer Identification No.)

            Attention: Genral Counsel                                                     19477
            Welsh & McKean Roads                                                       (Zip Code)
         Spring House, Pennsylvania

        Registrant's telephone number, including area code (215) 657-4000

                     ADVANTA CONDUIT RECEIVABLES, INC.
          (Exact name of registrant as specified in its charter)


                  Nevada                               333-77927                       88-0360305
(State of Other Jurisdiction of Incorporation)   (Commission File Number)   (I.R.S. Employer Identification No.)

            Attention: General Counsel                                                    19477
            Welsh & McKean Roads                                                       (Zip Code)
         Spring House, Pennsylvania

        Registrant's telephone number, including area code (215) 657-4000

Item 5. Other Events

        Pursuant to Rule 411 of Regulation C under the Securities Act of 1933, Advanta Mortgage Conduit Services, Inc. and Advanta Conduit Receivables, Inc. (the "Registrants") will incorporate by reference, into the Registrants' registration statement (File No. 333-77927) as Exhibit 4.4, thereto, the Form of Indenture attached hereto.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable.


         (c)      Exhibits


                  Exhibit No.
                  -----------

                  4.4      Form of Indenture
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADVANTA MORTGAGE CONDUIT SERVICES, INC.

                                    By: /s/ Michael Coco
                                        ------------------------------------
                                        Michael Coco
                                        Vice President

                                    ADVANTA CONDUIT RECEIVABLES, INC.

                                    By: /s/ Michael Coco
                                        ------------------------------------
                                        Michael Coco
                                        Vice President




Dated: May 17, 1999
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                                  EXHIBIT INDEX


Exhibit No.       Description

4.4               Form of Indenture
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                                                                     EXHIBIT 4.4